Exhibit 10.12(d)

                                                                  EXECUTION COPY

                               THIRD AMENDMENT TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT

         This THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this "Third Amendment") is executed and effective as of March 12, 1998, by and among (a) FINE HOST CORPORATION, a Delaware corporation, for itself and as agent for all of the Borrowers (as defined below) (hereinafter referred to as "Fine Host" when acting for itself and as the "Borrower Agent" when acting as agent for all of the Borrowers (including Fine Host)), (b) all of the Subsidiaries of Fine Host (said Subsidiaries, together with Fine Host and any and all other Subsidiaries which may hereafter become parties to the Loan Agreement (as defined below) are hereinafter sometimes referred to collectively as the "Borrowers" and each singly as a "Borrower"), (c) VARIOUS BANKS AND OTHER FINANCIAL INSTITUTIONS which are parties to the Loan Agreement (hereinafter referred to collectively as the "Banks" and each singly as a "Bank"), (d)
BANKBOSTON, N.A., a national banking association ("BankBoston"), as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and (e) USTRUST, a Massachusetts trust company ("USTrust"), as documentation agent for the Banks (in such capacity, the "Documentation Agent") (the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents").

         All capitalized terms not defined herein but defined in that certain Fourth Amended and Restated Loan Agreement, dated as of July 30, 1997, by and among Fine Host, all of the Subsidiaries, the Banks, and the Agents, as amended or otherwise affected by (a) a certain First Amendment to Loan Agreement, dated as of August 14, 1997, by and among Fine Host, certain of the Subsidiaries, the Banks and the Agents, (b) a certain Second Amendment to Loan Agreement, executed and effective on October 21, 1997, by and among Fine Host, certain of the Subsidiaries, the Banks and the Agents and (c) a certain Joinder and Assumption Agreement, dated as of November 11, 1997, by and among Fine Host, all of the Subsidiaries and the Administrative Agent (said Fourth Amended and Restated Loan Agreement, as so amended and/or affected, is hereinafter referred to as the "Loan Agreement") shall have the meanings given to such terms in the Loan Agreement.

                             PRELIMINARY STATEMENTS

         WHEREAS, on December 12, 1997, Fine Host issued a press release announcing, inter alia, that (i) the Audit Committee of its Board of Directors had instructed Fine Host's auditors to conduct an inquiry into certain accounting practices, including the capitalization of certain expenses, (ii) the auditors had advised the Audit Committee on December 12, 1997, based upon their preliminary inquiry, that certain expenses incurred during 1997 had been incorrectly capitalized rather than expensed in the period in which they were incurred and (iii) Fine Host believed the amounts would be material and that earnings for each of the first three quarters of 1997 would need to be restated; and

         WHEREAS, on December 15, 1997, Fine Host issued a press release announcing, inter alia, that (i) preliminary indications were that the accounting problems were not limited to the incorrect capitalization of expenses and that periods prior to 1997 would also need to be restated and (ii) the outside directors of Fine Host's Board of Directors had terminated the employment of Richard E. Kerley, Chairman of the Board of Directors and Chief Executive Officer, and Nelson A. Barber, Senior Vice President and Treasurer; and

         WHEREAS, on December 15, 1997, counsel to the Administrative Agent notified Fine Host, that, inter alia, pursuant to Section 8.2 of the Loan Agreement the Banks were no longer obligated to make, and would no longer make Loans under the Loan Agreement; and

         WHEREAS, on February 6, 1998, Fine Host issued a press release announcing, inter alia, that (i) it will restate its financial statements for fiscal years 1994 through 1996, and for the nine months ended September 24, 1997, (ii) as a result of the restatement, Fine Host will report pre-tax losses of approximately $1,600,000 for 1994; $4,300,000 for 1995; $6,300,000 for 1996;
and $11,400,000 for the nine months ended September 24, 1997 and (iii) the restatement will include a cumulative negative adjustment of $2,800,000 for years prior to 1994; and

         WHEREAS, in light of the foregoing, the parties have agreed, subject only to subsection 1.2 of this Third Amendment to terminate the Banks' obligations to make Loans and/or provide Extensions of Credit under the Loan Documents, including the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Termination of Commitments.

               1.1 Subject only to subsection 1.2 of this Third Amendment, effective as of the date hereof: --------------

                    (a) All  Commitments,  including the Swing Line  Commitment, are hereby irrevocably and unconditionally terminated, canceled and eliminated in all respects; and

                    (b) The Banks, including the Swing Line Bank and the Issuing
               Bank, shall no longer have any obligation to make, and the Borrowers, including the Borrower Agent, shall no longer have any right to request, any Loan or Extension of Credit of any kind or nature whatsoever under the Loan Documents, including, the Loan Agreement.

               1.2 Notwithstanding subsection 1.1 of this Third Amendment to the contrary, nothing in this Third Amendment or otherwise, shall be deemed or construed, directly or indirectly, by implication or otherwise to terminate, cancel, eliminate, limit or otherwise affect in any way (i) the Issuing Bank's payment obligations under the Letter of Credit described on Schedule 1 hereto (such Letter of Credit being referred to herein as the "Outstanding L/C"), (ii) the Issuing Bank's and the Banks' respective obligations, if any, under the Loan Agreement with respect to (but only with respect to) the Outstanding L/C; (iii) the Borrowers' Reimbursement Obligations, together with interest thereon to the extent provided for in the Loan Agreement, with respect to the Outstanding L/C, (iv) the Borrowers' obligations to pay or reimburse any fees, commissions, expenses or other charges provided for in the Loan Documents (after giving effect to the termination of the Commitments pursuant to subsection 1.1 hereof), including, without limitation, the fees, commissions, expenses or other charges provided for in subsection 2.1.13 of the Loan Agreement (but not including the fees provided for in subsections 2.1.4 and 2.2.4 of the Loan Agreement, which fees shall not be payable from and after December 15, 1997), (v) the Banks' obligations under subsection 2.1.15A(a) of the Loan Agreement to make their respective Guidance Loan Percentages available to the Administrative Agent to the extent provided for in such subsections with respect to (but only with respect to) the Outstanding L/C; provided, however, notwithstanding anything in the Loan Agreement to the contrary, any Guidance Loan made or otherwise constituted pursuant to subsection 2.1.15A(a) of the Loan Agreement with respect to the Outstanding L/C shall be immediately due and payable on the Borrowing Date applicable to any such Loan, without presentment, demand, protest, or notice of any kind, all of which are hereby waived by the Borrowers and the Borrower Agent and (vi) the validity, perfection or priority of any Lien in favor of the Agents and/or the Banks with respect to the Collateral.

          2. Amendments To Loan Agreement.

               2.1 Amendments to Subsection 1.1.

                    (a) The  definition  of  "Guidance  Loan  Maturity  Date" in subsection 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                    "Guidance Loan Maturity Date" means August 1, 1999.

                    (b)  The   definition  of   "Reimbursement   Obligation"  in
               subsection 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                    "Reimbursement  Obligation"  means  the  obligation  of  the
               Borrowers to reimburse the Issuing Bank  pursuant to  subsections
               2.1.15 and/or 2.1.15A for amounts drawn under Letters of Credit.

               2.2 Amendments to Section 10.12. The addresses for notices set forth in Section 10.12 of the Loan Agreement are hereby amended and restated in their entirety as follows:

                           (i)  If to the Administrative Agent, at:

                           BankBoston, N.A.
                               100 Federal Street
                               Boston, MA  02110
                               Attention: David F. Eusden, Director
                               Mail Code: 01-06-01
                               Telephone No.: 617-434-5176
                               Telecopier No. 617-434-4775

                           with copies to:

                           Peabody & Arnold
                               50 Rowes Wharf
                               Boston, MA  02110
                               Attention: Anil Khosla, Esq.
                               Telecopier No. 617-951-2125
                                    and
                           Wachtell, Lipton, Rosen & Katz
                               51 West 52nd Street
                               New York, New York  10019
                               Attention: Chaim J. Fortgang, Esq.

                           (ii)      If to the Documentation Agent, at:

                           USTrust
                               40 Court Street
                               Boston, MA  02108
                               Attention: Michael O'Neill
                               Telephone No.: 617-726-7198
                               Telecopier No. 617-695-5250

                           with copies to:

                           Peabody & Arnold
                               50 Rowes Wharf
                               Boston, MA  02110
                               Attention: Anil Khosla, Esq.
                               Telecopier No. 617-951-2125
                                    and
                           Wachtell, Lipton, Rosen & Katz
                               51 West 52nd Street
                               New York, New York  10019
                               Attention: Chaim J. Fortgang, Esq.

                           (iii)     If to any Borrower, at:

                           Fine Host Corporation
                               3 Greenwich Office Park
                               Greenwich, CT  06831
                               Attention:  Catherine B. James
                               Telecopier No. 203-629-5089

                           with a copy to:

                           Willkie Farr & Gallagher
                               One Citicorp Center
                               153 East 53rd Street
                               New York, NY  10022
                               Attention: Cornelius T. Finnegan, III, Esq.
                               Telecopier No.: 212-821-8111

               2.3 Amendments to Annex B. The addresses for notices set forth on Annex B of the Loan Agreement are amended as follows:

                           For BANKBOSTON, N.A.:

                                   BankBoston, N.A.
                                   100 Federal Street
                                   Boston, MA  02110
                                   Attn: David F. Eusden, Director
                                   Mail Code: 01-06-01
                                   Telephone: 617-434-5176
                                   Telecopier: 617-434-4775

                           For USTRUST:

                           USTrust
                               40 Court Street
                               Boston, MA  02108
                               Attention: Michael O'Neill
                               Telephone No.: 617-726-7198
                               Telecopier No. 617-695-5250

                           For THE SUMITOMO BANK, LIMITED:

                           The Sumitomo Bank, Limited
                               450 Lexington Avenue, Suite 1700
                               New York, NY  10017
                               Attn: Ronald W. Gale, Vice President
                               Telephone: 212-808-2337
                               Telecopier: 212-818-8065

                           For STATE STREET BANK AND TRUST COMPANY:

                           State Street Bank and Trust Company
                               191 Post Road West
                               Westport, CT  06880
                               Attn: Arlene M. Doherty, Vice President
                               Telephone: 203- 221-2778
                               Telecopier: 203-222-0527

                           For MELLON BANK, N.A.:

                           Mellon Bank, N.A.
                               1735 Market Street
                               AIM# 1930705
                               Philadelphia, PA  19103
                               Attn: Susan Saxer, SVP
                               Telephone: 215-553-4364
                               Telecopier: 215-553-4560

                           For THE BANK OF NEW YORK:

                           The Bank of New York
                               One Wall Street, 16th Floor
                               New York, NY  10286
                               Attn: Richard P. Hebner, VP
                               Telephone: 212-635-7214
                               Telecopier: 212-635-7290

                               with a copy to:

                               The Bank of New York
                               One Wall Street, 16th Floor
                               New York, NY  10286
                               Attn: Albert R. Taylor
                               Telephone: 212-635-7284
                               Telecopier: 212-635-7290

                           For KEYBANK, N.A.:

                           KeyBank, N.A.
                               One Canal Plaza
                               ME-01-CP-06-05
                               Portland, ME  04101
                               Attn: Alex Strazzela
                               Telephone: 207-874-7266
                               Telecopier: 207-874-7002

                           For FIRST UNION NATIONAL BANK:

                           First Union National Bank
                               Special Assets Division
                               5 Research Drive
                               Shelton, CT  06484
                               Attn: Thomas J. Donnelly, SVP
                               Telephone: 203-944-4132
                               Telecopier: 203-944-4678

                           For BANK OF SCOTLAND:

                           Bank of Scotland
                               One Post Office Square, Suite 3750
                               Boston, MA  02109
                               Attn: William Boland, Director
                               Telephone: 617-426-1059
                               Telecopier: 617-426-1353

                           with a copy to:

                           Bank of Scotland
                               565 Fifth Avenue
                               New York, New York  10017
                               Attn: Annie Chin Tat, Vice President
                               Telephone: 212-450-0871
                               Telecopier: 212-557-9460

                           For THE BANK OF NOVA SCOTIA:

                           The Bank of Nova Scotia
                               One Liberty Plaza, 26th Floor
                               New York, New York 10006
                               Attn: Kevin McCarthy
                               Telephone: 212-225-5074
                               Telecopier: 212-225-5090

                           For NATIONAL WESTMINSTER BANK plc:

                           National Westminster Bank plc
                               175 Water Street, 26th Floor
                               New York, New York 10028
                               Attn: Andrew S. Weinberg
                               Telephone: 212-602-4438
                               Telecopier: 212-602-4506

                               with a copy to:

                               Gleacher NatWest
                               660 Madison Avenue,  17th Floor
                               New York, New York  10012
                               Attn: Field Smith, VP
                               Telephone: 212-418-4525
                               Telecopier: 212-418-4598

                           For BANK LEUMI USA:

                           Bank Leumi USA
                               562 Fifth Avenue
                               New York, New York  10036
                               Attn: Paul Tine
                               Telephone: 212-626-1386
                               Telecopier: 212-626-1311

          3. Ratification of Loan Documents. Subject to the amendments expressly set forth in this Third Amendment, each of the Borrowers hereby ratifies and reaffirms all of the terms and provisions of the Loan Documents to which it is a party or by which it or its property is bound, and hereby expressly acknowledges and confirms that the terms and provisions of each thereof, as amended hereby, shall and do remain in full force and effect.

          4. Miscellaneous.

               4.1 No Other Amendments; No Waiver. Except for the amendments expressly set forth in this Third Amendment, nothing contained herein shall be construed to modify, amend or otherwise alter any of the terms or provisions of any of the Loan Documents; nothing contained herein shall constitute a waiver of or bar to any rights or remedies available to any of the Agents or the Banks, or a waiver of any Event of Default on any occasion, other than as expressly set forth herein; and nothing contained herein shall constitute an agreement by any of the Agents or the Banks or obligate any of the Agents or the Banks to take or refrain from taking any action.

               4.2 Execution; Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears hereon, and all of which shall together constitute one and the same instrument. This Third Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the Borrowers and the Required Banks.

               4.3 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective representatives, successors and assigns.

               4.4 Joint and Several Liability. All of the obligations and liabilities of the Borrowers under this Third Amendment and under all of the other Loan Documents are joint and several.

               4.5 Governing Law. This Third Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, notwithstanding any conflict-of-law provisions to the contrary.

         IN WITNESS WHEREOF, this Third Amendment has been duly executed as an instrument under seal by the duly authorized representative of each party hereto, as of the day and year first above written.

BANKBOSTON, N.A.,                      USTRUST, AS
AS ADMINISTRATIVE AGENT                DOCUMENTATION AGENT
By:_______________________             By:_______________________

Title:____________________             Title:____________________

BANKBOSTON, N.A. AS LENDER             USTRUST, AS LENDER
By:_______________________             By:_______________________

Title:____________________             Title:____________________

STATE STREET BANK AND                  THE SUMITOMO BANK, LIMITED
TRUST COMPANY
                                       By:_______________________

                                       Title:____________________

By:_______________________             By:_______________________

Title:____________________             Title:____________________

MELLON BANK, N.A.                      THE BANK OF NEW YORK
By:_______________________             By:_______________________

Title:____________________             Title:____________________

KEYBANK, N.A.                          FRIST UNION BANK OF CONNECTICUT
By:_______________________             By:_______________________

Title:____________________             Title:____________________

THE BANK OF SCOTLAND                   THE BANK OF NOVA SCOTIA
By:_______________________             By:_______________________

Title:____________________             Title:____________________

NATIONAL WESTMINSTER BANK plc          BANK LEUMI USA
By:_______________________             By:_______________________

Title:____________________             Title:____________________

FINE HOST CORPORATION                  FINE HOST SERVICES CORPORATION
By:_______________________             By:_______________________

Title:____________________             Title:____________________

FINE HOST OF VERMONT, INC.             FANFARE, INC.
By:_______________________             By:_______________________

Title:____________________             Title:____________________

GLOBAL FANFARE, INC. CORPORATION       FINE HOST INTERNATIONAL
By:_______________________             By:_______________________

Title:____________________             Title:____________________

CREATIVE FOOD MANAGEMENT INC.          NORTHWEST FOOD SERVICE, INC.
By:_______________________             By:_______________________

Title:____________________             Title:____________________

TARRANT COUNTY                         SUN WEST SERVICES, INC.
CONCESSIONS, L.L.C.
By:_______________________             By:_______________________

Title:____________________             Title:____________________

REPUBLIC MANAGEMENT CORP.OF            VERSATILE HOLDINGS CORPORATION
MASSACHUSETTS
By:_______________________             By:_______________________

Title:____________________             Title:____________________

SERV-RITE CORPORATION                  IDEAL MANAGEMENT SERVICES, INC.
By:_______________________             By:_______________________

Title:____________________             Title:____________________

SERVICE DYNAMICS CORP.                 PCS HOLDING CORP. (f/k/a HCS
                                       Management Corp.)
By:_______________________             By:_______________________

Title:____________________             Title:____________________

PCS MANAGEMENT CORP.                   HEARTSTRINGS GIFT SHOPS, INC.
(f/k/a N.C. PCSM, Inc.)                (f/k/a Hospital Coffee Shoppes, Inc.)
By:_______________________             By:_______________________

Title:____________________             Title:____________________

THE ENVIRONMENTAL GROUP, INC.          CREATIVE DATA SYSTEMS, INC.
By:_______________________             By:_______________________

Title:____________________             Title:____________________

STATEWIDE CATERING, INC.               BEST, INC.

By:_______________________             By:_______________________

Title:____________________             Title:____________________

TOTAL FOOD SERVICE DIRECTION, INC.     GLOBAL FOOD SERVICE, INC.
By:_______________________             By:_______________________

Title:____________________             Title:____________________

FINE HOST/R&N/A CUP ABOVE JOINT VENTURE, a joint venture

By: Fine Host Corporation, in its capacity as a
    joint venturer of aforesaid joint venture
      By:_______________________

      Title:____________________

By: R&N Management Services, Inc., in its
    capacity as a joint venturer of aforesaid
    joint venture

By:_______________________

By: Minority Empowerment Opportunity Co.,
    Inc. (doing business as A Cup Above),
    in its capacity as a joint venturer
    of aforesaid joint venture

By:_______________________

FINE HOST/S. BROOKS & ASSOCIATES
JOINT VENTURE, a joint venture

By: Fine Host Corporation, in its capacity as a
    joint venturer of aforesaid joint venture
      By:_______________________

      Title:____________________

By: S. Brooks & Associates, Inc., in its capacity
    as a joint venturer of aforesaid joint venture
      By:_______________________

      Title:____________________

WISCONSIN CENTER JOINT VENTURE, a joint venture
By: Fine Host Corporation, in its capacity as a
    joint venturer of aforesaid joint venture
      By:_______________________

      Title:____________________

By: Five-Star Marketing, Inc., in its capacity as
    a joint venturer of aforesaid joint venture
      By:_______________________

      Title:____________________

                                   SCHEDULE 1



                                LETTER OF CREDIT

    Account Party      Beneficiary         Issuer             Number

Fine Host Corporation  Maryland Stadium   BankBoston, N.A.  I-053-NEMM-50081746
                       Authority